December 29, 2003



EDGAR Operations Branch
Securities and Exchange Commission
Division of Investment Management
450 Fifth Street, N.W.
Washington, DC 20549

Re:	The Enterprise Group of Funds, Inc. (the "Registrant")
	1933 Act File No. 2-28097
	1940 Act File No. 811-01582

Dear Sir or Madam:

This serves as notification of the existence of a Spanish language version of the Registrant's December 19, 2003 supplement to the prospectus dated February 28, 2003.

Pursuant to Rule 306 of Regulation S-T, we hereby represent that a fair and accurate English translation of the Registrant's Spanish language supplement may be found in Registrant's 497(e) filing made on December 19, 2003. In accordance with Rule 306 of Regulation S-T, a paper copy of the Spanish language prospectus supplement shall be provided to the Commission upon request.

If you have any questions regarding this filing, please call me at (404) 760-
4003.

Sincerely,

/s/ CATHERINE R MCCLELLAN

Catherine R. McClellan
Secretary